EJ-130

ATTORNEY OR PARTY WITHOUT ATTORNEY (Name, State Bar number and address):

Dean P. Sperling
LAW OFFICE OF DEAN P. SPERLING
201 E. Sandpointe Ave., Suite 220
Santa Ana, CA 92707-5742
TELEPHONE NO.: (714) 438-8090 FAX NO. (Optional):
E-MAIL ADDRESS (Optional):
ATTORNEY FOR (Name): Plaintiff
[X] ATTORNEY FOR [X] JUDGMENT CREDITOR [ ] ASSIGNEE OF RECORD

FOR COURT USE ONLY

SUPERIOR COURT OF CALIFORNIA, COUNTY OF ORANGE
STREET ADDRESS: 700 Civic Center Dr. West
MAILING ADDRESS: P.O. Box 1994
CITY AND ZIP CODE: Santa Ana, CA 92702-1994
BRANCH NAME: CENTRAL JUSTICE CENTER

PLAINTIFF: THE IRVINE COMPANY, a Delaware corporation,

DEFENDANT: ADVANCED CUSTOM SENSORS, INC., a California corporation; SENSOR SYSTEM SOLUTIONS, INC.,

WRIT OF
[ ] **EXECUTION (Money Judgment)**
[X] **POSSESSION OF** [ ] **Personal Property** [X] **Real Property**
[ ] **SALE**

CASE NUMBER: 06CC01269

1. **To the Sheriff or Marshal of the County of:** Orange

You are directed to enforce the judgment described below with daily interest and your costs as provided by law.

2. **To any registered process server:** You are authorized to serve this writ only in accord with CCP 699.080 or CCP 715.040.

3. *(Name):* THE IRVINE COMPANY, a Delaware corporation,
is the [X] judgment creditor [ ] assignee of record whose address is shown on this form above the court's name.

4. **Judgment debtor** *(name and last known address):*

ADVANCED CUSTOM SENSORS, INC., a California corporation
45 Parker, Suite A or 100
Irvine, California 92618

SENSOR SYSTEM SOLUTIONS, INC., a Nevada corporation
45 Parker, Suite A or 100
Irvine, California 92618

[ ] Additional judgment debtors on next page

5. **Judgment entered** on *(date):* August 25, ~~2005~~ 2006

6. [ ] **Judgment renewed** on *(dates):*

7. **Notice of sale** under this writ
a. [X] has not been requested.
b. [ ] has been requested *(see next page).*

8. [ ] Joint debtor information on next page.

[SEAL]

9. [X] See next page for information on real or personal property to be delivered under a writ of possession or sold under a writ of sale.

10. [ ] This writ is issued on a sister-state judgment.

11. Total judgment	$	0.00
12. Costs after judgment (per filed order or memo CCP 685.090)	$	0.00
13. Subtotal *(add 11 and 12)*	$	0.00
14. Credits	$	0.00
15. Subtotal *(subtract 14 from 13)*	$	0.00
16. Interest after judgment (per filed affidavit CCP 685.050) (not on GC 6103.5 fees)	$	0.00
17. Fee for issuance of writ	$	15.00
18. Total *(add 15, 16, and 17)*	$	15.00
19. Levying officer:		
(a) Add daily interest from date of writ *(at the legal rate on 15)* (not on GC 6103.5 fees) of	$	0.00
(b) Pay directly to court costs included in 11 and 17 (GC 6103.5, 68511.3; CCP 699.520(i))	$	0.00

20. [ ] The amounts called for in items 11–19 are different for each debtor. These amounts are stated for each debtor on Attachment 20.

Issued on *(date):* SEP 06 2006 Clerk, by ALAN SLATER A. DANG, Deputy

NOTICE TO PERSON SERVED: SEE NEXT PAGE FOR IMPORTANT INFORMATION.

Form Approved for Optional Use
Judicial Council of California
EJ-130 [Rev. January 1, 2006]

WRIT OF EXECUTION

Legal Solutions Plus

Code of Civil Procedure, §§ 699.520, 712.010
Government Code, § 6103.5

PLAINTIFF: THE IRVINE COMPANY, a Delaware corporation,	CASE NUMBER: 06CC01269
DEFENDANT: ADVANCED CUSTOM SENSORS, INC., a California corporation; SENSOR SYSTEM SOLUTIONS, INC.,	

— Items continued from page 1 —

21. ☐ Additional judgment debtor (*name and last known address*):

22. ☐ Notice of sale has been requested by (*name and address*):

23. ☐ Joint debtor was declared bound by the judgment (CCP 989-994)
a. on (*date*):
b. name and address of joint debtor:
a. on (*date*):
b. name and address of joint debtor:
c. ☐ additional costs against certain joint debtors (*itemize*):

24. ☒ (*Writ of Possession or Writ of Sale*) **Judgment** was entered for the following:
a. ☒ Possession of real property: The complaint was filed on (*date*): August 4, 2006 **(*Check (1) or (2)*):**
(1) ☐ The Prejudgment Claim of Right to Possession was served in compliance with CCP 415.46. The judgment includes all tenants, subtenants, named claimants, and other occupants of the premises.
(2) ☒ The Prejudgment Claim of Right to Possession was NOT served in compliance with CCP 415.46.
(a) $ 920.02 was the daily rental value on the date the complaint was filed.
(b) The court will hear objections to enforcement of the judgment under CCP 1174.3 on the following dates (*specify*):
b. ☐ Possession of personal property.
☐ If delivery cannot be had, then for the value (*itemize in 9e*) specified in the judgment or supplemental order.
c. ☐ Sale of personal property.
d. ☐ Sale of real property.
e. Description of property: 45 Parker, Suite A or 100, Irvine, California 92618

NOTICE TO PERSON SERVED

WRIT OF EXECUTION OR SALE. Your rights and duties are indicated on the accompanying *Notice of Levy* (Form EJ-150).
WRIT OF POSSESSION OF PERSONAL PROPERTY. If the levying officer is not able to take custody of the property, the levying officer will make a demand upon you for the property. If custody is not obtained following demand, the judgment may be enforced as a money judgment for the value of the property specified in the judgment or in a supplemental order.
WRIT OF POSSESSION OF REAL PROPERTY. If the premises are not vacated within five days after the date of service on the occupant or, if service is by posting, within five days after service on you, the levying officer will remove the occupants from the real property and place the judgment creditor in possession of the property. Except for a mobile home, personal property remaining on the premises will be sold or otherwise disposed of in accordance with CCP 1174 unless you or the owner of the property pays the judgment creditor the reasonable cost of storage and takes possession of the personal property not later than 15 days after the time the judgment creditor takes possession of the premises.
▶ *A Claim of Right to Possession form accompanies this writ (unless the Summons was served in compliance with CCP 415.46).*